UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
On September 9, 2025, GameStop Corp. issued a press release announcing its financial results for its second quarter ended August 2, 2025. A copy of the press release is attached hereto as Exhibit 99.1.
The foregoing information contained in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing of GameStop Corp., whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth therein.
Item 8.01 Other Events.
On September 9, 2025, GameStop Corp. (the “Company”) issued a press release announcing that the Board of Directors of the Company declared a warrant dividend distribution (the “Warrant Distribution”) to the record holders of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”), in the form of warrants to purchase Common Stock (the “Warrants”). The Warrants will be distributed on or around October 7, 2025 to the record holders of Common Stock as of the close of business on October 3, 2025 (the “Record Date”). Holders of Common Stock will receive one (1) warrant for each ten (10) shares of Common Stock, rounded down to the nearest whole number. Additionally, in lieu of an adjustment to the applicable conversion rate, holders of the Company’s 0.00% Convertible Senior Notes due 2030 and 0.00% Convertible Senior Notes due 2032 (collectively, the “Convertible Notes”) as of the Record Date will also receive, at the same time and on the same terms as holders of Common Stock, Warrants, without having to convert such holder’s Convertible Notes, as if such holder held a number of shares of Common Stock, equal to the product of (i) the conversion rate applicable to the Convertible Notes in effect on the Record Date and (ii) the aggregate principal amount (expressed in thousands) of Convertible Notes held by such holder on the Record Date. The expiration date of the warrants is expected to be on or about October 30, 2026 and will have an exercise price of $32.00 per share. We intend to apply for the warrants to be listed on the New York Stock Exchange to facilitate trading, which may begin under ticker symbol GME WS on the first day of trading following the distribution date.
The foregoing description is only a summary and is qualified in its entirety by reference to the press release, which is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
In connection with the press release described in Item 8.01 above, the Company will make available a document containing questions and answers (the “FAQ”) regarding the Warrant Distribution on the Warrant Dividend section of the Company’s Investor Relations website. The FAQ is attached as Exhibit 99.3 to this Form 8-K.
The information furnished in this Current Report under Item 7.01 Regulation FD Disclosure, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The issuance of the Warrants in the Warrant Distribution has not been registered under the Securities Act, as the distribution of a Warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus supplement describing the terms of the Warrants will be filed with the Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website located at http://www.sec.gov. Holders of Common Stock and the Company’s Convertible Senior Notes due 2030 and 2032 should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Warrants. Please read the warrant agreement relating to the Warrants when it becomes available as it will contain important information about the terms of the Warrants.

Forward Looking Statements
This Form 8-K and the exhibits attached to this Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated warrant distribution, including: our expectations regarding the warrant dividend and distribution; the anticipated record date and distribution date for the warrant distribution; the anticipated gross proceeds of the warrant distribution; the expected use of proceeds from any proceeds received from warrant exercises; the acceptance to trading of the warrants on the New York Stock Exchange; the price of those warrants and the existence of a market for those warrants; and the participation in the warrant distribution. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to market risks, trends and conditions. These and other risks are more fully described in GameStop’s filings with the SEC, including in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended May 3, 2025 and August 2, 2025, and other filings and reports that GameStop may file from time to time with the SEC. Forward-looking statements represent GameStop’s beliefs and assumption.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description
99.1        Press Release issued by GameStop Corp., dated September 9, 2025.
99.2        Press Release regarding Warrant Dividend Distribution issued by GameStop Corp., dated September 9, 2025.
99.3        Warrant Dividend Distribution FAQ, dated September 9, 2025.
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date:	September 9, 2025	By:	/s/ Daniel Moore
Name: Daniel Moore Title: Principal Financial and Accounting Officer